RECORDING

REQUESTED BY

AND WHEN RECORDED, RETURN TO:

Private Capital Group, Inc.

486 West 50th North

American Fork, Utah  84003

DEED OF TRUST,
ASSIGNMENT OF RENTS AND LEASES,
SECURITY AGREEMENT AND FINANCING STATEMENT
(NorthCut – File In Converse County, Wyoming)

THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FINANCING STATEMENT (this “Deed of Trust”) is made this _____ day of ______________________, 2007, by NorthCut Refining, LLC, a Wyoming limited liability company, whose address for notice is 160 West Canyon Crest, Alpine, Utah, 84004 (“Grantor”), and Private Capital Group, a Utah corporation, serving as agent for Participants, whose address for notice is 486 West 50th North, American Fork, Utah, 84003, as grantee, beneficiary, assignee and secured party (together with its successors and assigns) (“Lender” or “Grantee”).

ARTICLE 1

Definitions; Granting Clauses; Secured Indebtedness

Section 1.1.

Principal Secured.  This Deed of Trust secures the aggregate principal amount of Eleven Million Five Hundred Thousand  Dollars ($11,500,000) plus such additional amounts as Lender may from time to time advance pursuant to the terms and conditions of this Deed of Trust and not met by Grantor, for advances for the protection of the lien of this Deed of Trust, together with interest thereon.

Section 1.2.

Definitions.  In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

“Construction Loan Agreement” means the Construction Loan Agreement between Lender and Borrower for construction on the Land.

“Lender” means Private Capital Group, a Utah corporation, its successors and assigns, as servicing agent for participants in the Loan.

“Participants” means the Lenders that are using Lender as their servicing agent and have advanced money through Lender to Grantor.

“Promissory Note” means that Note dated of even date herewith made by Grantor and payable to the order of Lender in the principal face amount of $11,500,000, bearing interest as therein provided, containing a provision for, among other things, the payment of attorneys’ fees.

Section 1.3.

Granting Clause.  For valuable consideration the receipt and sufficiency of which are acknowledged by Grantor, Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Grantee or its trustee, in trust, with power of sale and GENERAL WARRANTY, the following:  (a) the real property described in Exhibit A which is attached hereto and incorporated herein by reference (the “Land”) together with:  (i) any and all buildings, structures, improvements, alterations or appurtenances now or hereafter situated or to be situated on the Land (collectively the “Improvements”); and (ii) all right, title and interest of Grantor, now owned or hereafter acquired, in and to (1) all common area and other use rights, streets, roads, alleys, tenements, hereditaments, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining or appurtenant to any of the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; (3) all options to purchase the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; and (4) Wyoming Water Permit Numbers UW40762 and UW62294, together with all water and water rights, shares of stock evidencing water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being herein sometimes collectively called the “Premises”); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, tangible and intangible, now owned or hereafter acquired by Grantor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the “Accessories,” all of which are hereby declared to be permanent accessions to the Land); (c) all (i) plans and specifications for the Improvements; (ii) Grantor’s rights, but not liability for any breach by Grantor, under all commitments (including any commitments for financing to pay any of the Secured Indebtedness, as defined below), insurance policies, contracts and agreements for the design, construction, operation or inspection of the Improvements and other contracts and general intangibles (including but not limited to trademarks, trade names, goodwill and symbols) related to the Premises or the Accessories or the operation thereof; (iii) deposits (including but not limited to Grantor’s rights in tenants’ security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves hereunder or under any other Loan Documents (hereinafter defined) for taxes, insurance or otherwise), rebates or refunds of impact fees or other taxes, assessments or charges, money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions related to the Premises or the Accessories; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of Article 3 hereof); (vi) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Property which are in the possession of Grantor or in which Grantor can otherwise grant a security interest; and (d) all (i) proceeds (cash or non-cash) of or arising from the properties, rights, titles and interests referred to above in this Section 1.3, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; and (ii) other interests of every kind and character which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.3 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Grantor in any of the property referred to above in this Section 1.3 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Grantor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the “Property”), unto Grantee or its trustee, and any successor trustee appointed in accordance with law, in trust and with power of sale, for the benefit of Lender and each subsequent Holder (as hereinafter defined), in fee simple forever, subject to the terms, provisions and conditions herein set forth, to secure the obligations of Grantor under the Note and Loan Documents (as hereinafter defined) and all other indebtedness and matters defined as “Secured Indebtedness” in Section 1.5 of this Deed of Trust.  As used in this Section 1.3, the terms ‘accounts,” “chattel paper,” “documents,” “equipment,” “general intangibles,” “goods,” “instruments” and “inventory” have the meanings provided by the Wyoming Uniform Commercial Code on the date of this Deed of Trust.

Section 1.4.

Security Interest.  Grantor hereby grants to Holder a security interest in all of the Property which constitutes personal property or fixtures (herein sometimes collectively called the “Collateral”) to secure the obligations of Grantor under the Note and Loan Documents and all other indebtedness and matters defined as Secured Indebtedness in Section 1.5 of this Deed of Trust.  In addition to its rights hereunder or otherwise, Holder shall have all of the rights of a secured party under the Wyoming Uniform Commercial Code, or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law.

Section 1.5.

Secured Indebtedness, Note, Loan Documents, Other Obligations.  This Deed of Trust secures and will secure the payment and performance of the following promissory notes, obligations, indebtedness, duties and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time (collectively, but subject to the following sentence, the “Secured Indebtedness”):  (a) the Promissory Note and all other notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such note or notes, whether one or more, as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the “Note”, and Lender, or the subsequent holder at the time in question of the Note or any of the Secured Indebtedness, as hereinafter defined, being herein collectively called “Holder”); the Construction Loan Agreement between the parties (b) all indebtedness, liabilities, duties, covenants, promises and other obligations whether joint or several, direct or indirect, fixed or contingent, liquidated or unliquidated, and the cost of collection of all such amounts, owed by Grantor to Holder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, the Construction Loan Agreement, this Deed of Trust, or any other document now or hereafter evidencing, governing, guaranteeing, securing or otherwise executed in connection with the loan evidenced by the Note and the Construction Loan Agreement, including but not limited to any loan or credit agreement, letter of credit or reimbursement agreement, or other agreement between Grantor and Holder, or among Grantor, Holder and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note (the Note, the Construction Loan Agreement, this Deed of Trust and such other documents, as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the “Loan Documents”); and (c) all other loans and future advances made by Holder to Grantor and all other debts, obligations and liabilities of Grantor of every kind and character now or hereafter existing in favor of Holder, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, secured or unsecured, and whether originally payable to Holder or to a third party and subsequently acquired by Holder, which are evidenced by a writing executed or accepted by Holder reciting that they are secured by this Deed of Trust, it being contemplated that Grantor may hereafter become indebted to Holder for such further debts, obligations and liabilities; provided, however, and notwithstanding the foregoing provisions of this clause (c), this Deed of Trust shall not secure any such other loan, advance, debt, obligation or liability with respect to which Holder is by applicable law prohibited from obtaining a lien on real estate nor shall this clause (c) operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law.  Notwithstanding the foregoing, or any other conflicting provision of this Deed of Trust, the Secured Obligations do not include Grantor’s obligations under the separate Environmental Indemnity Agreement of even date in favor of Lender (the “EIA”) but do secure Grantor’s obligations under Section 2.1(m) of this Deed of Trust.

ARTICLE 2

Representations, Warranties and Covenants

Section 2.1.

Grantor represents, warrants, and covenants as follows:

(a)

Payment and Performance.  Grantor will make due and punctual payment of the Secured Indebtedness.  Grantor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Deed of Trust and the other Loan Documents and will not permit a default to occur hereunder or thereunder.  Time shall be of the essence in this Deed of Trust.

(b)

Title and Permitted Encumbrances.  Grantor has, in Grantor’s own right, and Grantor covenants to maintain, lawful, good and marketable title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any, set forth under the heading “Permitted Encumbrances” in Exhibit B hereto, which are Permitted Encumbrances only to the extent the same are valid and subsisting and affect the Property, (ii) the liens and security interests evidenced by this Deed of Trust, (iii) statutory liens for real estate taxes and assessments on the Property which are not yet delinquent, (iv) other liens and security interests (if any) in favor of Lender, and (v) any Leases (as hereinafter defined) made in accordance with this Deed of Trust and the assignment of such Leases pursuant to Section 3.1 hereof (the matters described in the foregoing clauses (i), (ii), (iii), (iv), and (v) being herein called the “Permitted Encumbrances”).  Grantor, and Grantor’s successors and assigns, will warrant generally and forever defend title to the Property, subject as aforesaid, to Grantee or its trustee and Holder and their respective successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof.  Grantor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Holder.  Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Grantee or its trustee or Holder of any existing or future violation or other breach thereof by Grantor, by the Property or otherwise.  If any right or interest of Grantee or its trustee or Holder in the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Grantee, its trustee and Holder, or any of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Holder, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims.  All expenditures so made of every kind and character shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Holder or Grantee or its trustee (as the case may be), and the party (Holder or trustee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

(c)

Taxes and Other Impositions.  Grantor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all real estate taxes assessed against the Property or any part thereof, and shall deliver promptly to Holder such evidence of the payment thereof as Holder may require.

(d)

Insurance.  Grantor shall obtain and maintain at Grantor’s sole expense: (1) mortgagee title insurance issued to Holder covering the Premises as required by Holder without exception for mechanics’ liens; (2) all-risk insurance with respect to all insurable Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called “all-risk” coverage and against such other insurable hazards as Holder may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Grantor and Holder from becoming a coinsurer, such insurance to be in builder’s risk (non-reporting) form during and with respect to any construction on the Premises in an amount of not less than Eleven Million Five Hundred Thousand Dollars ($11,500,000); (3) if and to the extent any portion of the Premises is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Note or the maximum amount available; (4) comprehensive general public liability insurance in an amount of not less than Ten Million Dollars ($10,000,000), on an “occurrence” basis, for the benefit of Grantor and Holder as named insureds; (5) workers’ compensation and employer’s liability insurance covering all claims and liabilities, whether arising under statute, common law or civil law, in relation to the death of or injury to any of Borrower's employees or any persons deemed to be its employees, on or in connection with the Project.  This insurance must provide cover in respect of each and every claim for an amount not less than the minimum statutory requirements; (6) on or before January 1, 2008, proof of pollution insurance of at least Five Million Dollars ($5,000,000); and (7) such other insurance on the Property as may from time to time be required by Holder (including but not limited to business interruption insurance, boiler and machinery insurance, earthquake insurance, and war risk insurance) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements.  All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form satisfactory to Holder, and shall require not less than thirty (30) days’ prior written notice to Holder of any cancellation or change of coverage.  All insurance policies maintained, or caused to be maintained, by Grantor with respect to the Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Grantor or Holder and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.  If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Deed of Trust or any other Loan Document becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in Holder’s reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Grantor shall, in each instance promptly upon the request of Holder and at Grantor’s expense, obtain and deliver to Holder a like policy (or, if and to the extent permitted by Holder, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Deed of Trust or such other Loan Document, as the case may be.  Without limiting the discretion of Holder with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Property shall contain a standard mortgagee clause (without contribution) naming Holder as mortgagee and Loss Payee with loss proceeds payable to Holder notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Holder under the Loan Documents; or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents.  The originals of each initial insurance policy (or to the extent permitted by Holder, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Holder at the time of execution of this Deed of Trust, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Holder, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces.  Grantor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Holder evidence satisfactory to Holder of the timely payment thereof.  If any loss occurs at any time when Grantor has failed to perform Grantor’s covenants and agreements in this paragraph, Holder shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Grantor, to the same extent as if it had been made payable to Holder.  Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the Secured Indebtedness, all of Grantor’s right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies.  Holder shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property, and the expenses incurred by Holder in the adjustment and collection of insurance proceeds shall be a part of the Secured Indebtedness and shall be due and payable to Holder on demand.  Holder shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Grantor.  Any such proceeds received by Holder shall, after deduction therefrom of all reasonable expenses actually incurred by Holder, including attorneys’ fees, at Holder’s option be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Holder) to repair or restoration, either partly or entirely, of the Property so damaged, or (3) applied to the payment of the Secured Indebtedness in such order and manner as Holder, in its sole discretion, may elect, whether or not due.  In any event, the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused.  Grantor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

(e)

Reserve for Insurance, Taxes and Assessments.  Upon request of Holder, to secure certain of Grantor’s obligations in paragraphs (c) and (d) above, but not in lieu of such obligations, Grantor will deposit with Holder a sum equal to real estate taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the Property) against the Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Holder and prorated to the end of the calendar month following the month during which Holder’s request is made, and thereafter will deposit with Holder, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Holder) to permit Holder to pay at least fifteen (15) days prior to the due date thereof, the next maturing real estate taxes, assessments and charges and premiums for such policies of insurance.  Holder shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments.  To the extent permitted by law, any excess over the amounts required for such purposes shall be held by Holder for future use, applied to any Secured Indebtedness or refunded to Grantor, at Holder’s option, and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Holder.  All such funds so deposited shall bear no interest, may be mingled with the general funds of Holder and shall be applied by Holder toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Holder by Grantor (which statements shall be presented by Grantor to Holder a reasonable time before the applicable amount is due); provided, however, that, if a default shall have occurred hereunder, such funds may at Holder’s option be applied to the payment of the Secured Indebtedness in the order determined by Holder in its sole discretion, and that Holder may (but shall have no obligation to) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto.  The conveyance or transfer of Grantor’s interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor’s interest in and rights to such funds held by Holder under this paragraph but subject to the rights of Holder hereunder.

(f)

Condemnation.  Grantor shall notify Holder immediately of any threatened or pending proceeding for condemnation affecting the Property or arising out of damage to the Property, and Grantor shall, at Grantor’s expense, diligently prosecute any such proceedings.  Holder shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice.  Holder shall be entitled to receive all sums which may be awarded or become payable to Grantor for the condemnation of the Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for injury or damage to the Property.  Grantor shall, promptly upon request of Holder, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Holder to collect and receipt for any such sums.  All such sums are hereby assigned to Holder, and shall, after deduction therefrom of all reasonable expenses actually incurred by Holder, including attorneys’ fees, at Holder’s option be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Holder) to repair or restoration of the Property so affected, or (3) applied to the payment of the Secured Indebtedness in such order and manner as Holder, in its sole discretion, may elect, whether or not due.  In any event the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused.  Holder shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Grantor.  Holder is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree.  All costs and expenses (including but not limited to attorneys’ fees) incurred by Holder in connection with any condemnation shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Holder pursuant to this Deed of Trust.

(g)

Compliance with Legal Requirements.  The Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements (hereinafter defined).  The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement.  Grantor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Deed of Trust to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement.  No improvement upon or use of any part of the Property constitutes a nonconforming use under any zoning law or similar law or ordinance.  Grantor has obtained and shall preserve in force all requisite zoning, utility, building, health, environmental and operating permits from the governmental authorities having jurisdiction over the Property.

If Grantor receives a notice or claim from any person that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Grantor will promptly furnish a copy of such notice or claim to Holder.  Grantor has received no notice and has no knowledge of any such noncompliance.  As used in this Deed of Trust:  (i) the term “Legal Requirement” means any Law (hereinafter defined), agreement, covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term “Law” means any federal, state or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, decision, order, injunction or decree, domestic or foreign.

(h)

Maintenance, Repair and Restoration.  Grantor will keep the Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate.  Notwithstanding the foregoing, Grantor will not, without the prior written consent of Holder, (i) remove from the Property any fixtures or personal property covered by this Deed of Trust except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that created by this Deed of Trust), or (ii) make any structural alteration to the Property or any other alteration thereto which impairs the value thereof. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Property, Grantor shall give prompt notice thereof to Holder and Grantor shall promptly, at Grantor’s sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, secure the Property as necessary and commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

(i)

No Other Liens.  Grantor will not, without the prior written consent of Holder, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Deed of Trust, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Holder, Grantor will cause the same to be promptly discharged and released.  Grantor will own all parts of the Property and will not acquire any fixtures, equipment or other property forming a part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Holder.  If Holder consents to the voluntary grant by Grantor of any deed of trust, lien, security interest, or other encumbrance (hereinafter called “Subordinate Lien”) covering any of the Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Lien, any such Subordinate Lien shall contain express covenants to the effect that: (1) the Subordinate Lien is unconditionally subordinate to this Deed of Trust and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Lien, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Holder; (3) Rents (hereinafter defined), if collected by or for the holder of the Subordinate Lien, shall be applied first to the payment of the Secured Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property in such order as Holder may determine, prior to being applied to any indebtedness secured by the Subordinate Lien; (4) written notice of default under the Subordinate Lien and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Lien or to seek the appointment of a receiver for all or any part of the Property shall be given to Holder with or immediately after the occurrence of any such default or commencement; and (5) neither the holder of the Subordinate Lien, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Grantor’s rights hereunder without the prior written consent of Holder.

(j)

Operation of Property.  Grantor will operate the Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith.  Grantor will keep the Property occupied so as not to impair the insurance carried thereon.  Grantor will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.  Grantor will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirement.  Grantor will not impose any easement, restrictive covenant or encumbrance upon the Property, execute or file any subdivision plat or condominium declaration affecting the Property or consent to the annexation of the Property to any municipality or to the inclusion of the Property in any community facility or improvement or other special district, without the prior written consent of Holder.  Grantor will not do or suffer to be done any act whereby the value of any part of the Property may be lessened.  Grantor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Property.  Without the prior written consent of Holder, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof.  Grantor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid.

(k)

Financial Matters.  Grantor is solvent after giving effect to all borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Grantor’s knowledge, threatened) by or against Grantor, or any affiliate of Grantor, as a debtor.  All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Grantor to Holder in connection with the loan or loans evidenced by the Loan Documents (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading.  No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Grantor or, to Grantor’s knowledge, of any tenant under any lease described therein.  For the purposes of this paragraph, “Grantor” shall also include any person liable directly or indirectly for the Secured Indebtedness or any part thereof and any joint venturer or general partner of Grantor.

(l)

Status of Grantor; Suits and Claims; Loan Documents.  If Grantor is a corporation, partnership, limited liability company, or other legal entity, Grantor is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Property is located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Property.  Each Loan Document executed by Grantor has been duly authorized, executed and delivered by Grantor, and the obligations thereunder and the performance thereof by Grantor in accordance with their terms are and will continue to be within Grantor’s power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any Legal Requirement or any other document or agreement to which Grantor or the Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Grantor, or any other person liable, directly or indirectly, for any of the Secured Indebtedness, except as expressly contemplated by the Loan Documents.  There is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Grantor’s knowledge, threatened) against Grantor or against any other person liable directly or indirectly for the Secured Indebtedness or which affects the Property (including, without limitation, any which challenges or otherwise pertains to Grantor’s title to the Property) or the validity, enforceability or priority of any of the Loan Documents.  There is no judicial or administrative action, suit or proceeding pending (or, to Grantor’s knowledge, threatened) against Grantor, or against any other person liable directly or indirectly for the Secured Indebtedness, except as has been disclosed in writing to Holder in connection with the loan evidenced by the Note.  The Loan Documents constitute legal, valid and binding obligations of Grantor enforceable in accordance with their terms, except as the enforceability thereof may be limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity.  Grantor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder).  The loan evidenced by the Note is solely for business and/or investment purposes, and is not intended and will not be used for any personal, family, household or agricultural purposes.  Grantor further warrants that the proceeds of the Note shall be used for commercial purposes and stipulates that the loan evidenced by the Note shall be construed for all purposes as a commercial loan.  Grantor will not cause or permit any change to be made in its name, identity, or organizational structure, unless Grantor shall have notified Holder of such change prior to the effective date of such change, and shall have first taken all action required by Holder for the purpose of further perfecting or protecting the lien and security interest of Holder in the Property.  Grantor’s principal place of business and chief executive office, and the place where Grantor keeps its books and records concerning the Property, has for the preceding four months been and will continue to be (unless Grantor notifies Holder of any change in writing prior to the date of such change) the address of Grantor set forth at the beginning of this Deed of Trust.

(m)

Environmental Matters.  Grantor represents and warrants to Grantee and its trustee and each Holder that:  (a) there has been no disposal, discharge, deposit, injection, dumping, leaking, spilling, placing or escape of any toxic or hazardous substance, waste, pollutant or contaminant (as those items are defined or described under federal, state or local laws, regulations or requirements) on, in, under or from any of the Property and there is and will be no facility in or on any of the Land which is used for the treatment, storage or disposal of any toxic or hazardous material, substance, waste, pollutant or contaminant (as those terms are defined or described in federal, state or local laws, regulations or requirements); (b) all Improvements are and will remain free of asbestos; (c) the Land is and will remain free of soil or groundwater contamination; and (d) the Property and the business conducted thereon are and shall continue to be in full compliance with all environmental laws and regulations, including without limitation all laws and regulations described in the EIA.  Grantor shall indemnify and save and hold harmless Grantee and its trustee and each Holder and their successors and assigns for, from and against all claims, liabilities, proceedings, suits, losses, damages (including punitive damages), judgments and environmental response and clean up costs, fines, penalties and expenses (including reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of any such liabilities, regardless of their merit), which may be asserted against, sustained, suffered or incurred by Grantee, its trustee or any Holder or their successors and assigns because of the existence of any such toxic or hazardous material, substance, waste, pollutant or contaminant or arising from any other violation of any governmental law, regulation or requirement now or hereafter in effect relating to human health or the safety or protection of the environment.  This indemnity shall include claims asserted by any federal, state or local governmental agency or any private party and shall continue in effect following any release and reconveyance of this Deed of Trust or foreclosure or other realization upon the security by Grantee, its trustee or any Holder or their successors and assigns, or any conveyance in lieu of such foreclosure or other realization.

(n)

Further Assurances.  Grantor will, promptly on request of Holder, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Deed of Trust or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as deemed advisable by Holder to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Holder to enable Holder to comply with the requirements or requests of any agency having jurisdiction over Holder or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Property.  Grantor shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Holder pursuant to this Deed of Trust.

(o)

Fees and Expenses.  Without limitation of any other provision of this Deed of Trust or of any other Loan Document and to the extent not prohibited by applicable law, Grantor will pay, and will reimburse to Holder and/or Grantee or its trustee on demand to the extent paid by Holder and/or Grantee or its trustee: (i) all appraisal fees, filing, registration and recording fees, recordation, transfer and other taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, judgment and tax lien search fees, escrow fees, attorneys’ fees, architect fees, engineer fees, construction consultant fees, environmental inspection fees, survey fees, and all other costs and expenses of every character incurred by Grantor or Holder and/or Grantee or its trustee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loan evidenced by the Loan Documents, and any and all amendments and supplements to this Deed of Trust, the Note or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Grantor as owner of the Property; and (ii) all costs and expenses, including attorneys’ fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the defense of any right or remedy or the enforcement of any obligation of Grantor, hereunder or under any other Loan Document.

(p)

Indemnification.

(i)

Grantor will indemnify and hold harmless Holder and Grantee and its trustee for, from and against, and reimburse them on demand for, any and all Indemnified Matters (hereinafter defined).  For purposes of this paragraph (p), the terms “Holder,” “Grantee” and “trustee” shall include Holder, Grantee and any trustee, respectively, and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Holder or Grantee or its trustee respectively and the directors, officers, partners, employees, attorneys, agents and representatives of each of them.  Without limitation, the foregoing indemnities shall apply to each indemnified person with respect to matters which in whole or in part are caused by or arise out of the negligence of such (and/or any other) indemnified person.  However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person. Any amount to be paid under this paragraph (p) by Grantor to Holder and/or Grantee or its trustee shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Holder and/or Grantee or its trustee pursuant to this Deed of Trust.  Nothing in this paragraph, elsewhere in this Deed of Trust or in any other Loan Document shall limit or impair any rights or remedies of Holder and/or Grantee or its trustee (including without limitation any rights of contribution or indemnification) against Grantor or any other person under any other provision of this Deed of Trust, any other Loan Document, any other agreement or any applicable Legal Requirement.

(ii)

As used herein, the term “Indemnified Matters” means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Holder and/or Grantee or its trustee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Property or with this Deed of Trust or any other Loan Document (except the EIA), including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever at any time on or before the Release Date (hereinafter defined) any act performed or omitted to be performed hereunder or under any other Loan Document (except the EIA), any breach by Grantor of any representation, warranty, covenant, agreement or condition contained in this Deed of Trust or in any other Loan Document (except the EIA), any default as defined herein, or any claim under or with respect to any Lease (hereinafter defined).  The term “Release Date” as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Deed of Trust has been released, or (ii) the date on which the lien of this Deed of Trust is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Grantor and Grantor’s heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice.  The indemnities in this paragraph (p) shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Deed of Trust but will survive the Release Date, foreclosure of this Deed of Trust or conveyance in lieu of foreclosure, the repayment of the Secured Indebtedness, the discharge and release of this Deed of Trust and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

(q)

Records and Financial Reports.  Grantor will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to the Property and the operation thereof, and will permit all such books and records to be inspected and copied, and the Property to be inspected and photographed, by Holder and its representatives during normal business hours and at any other reasonable times.  Without limitation of other or additional requirements in any of the other Loan Documents, Grantor will furnish to Holder:  (i) current operating statements itemizing all income and expenses of the Property, for each month (and for the fiscal year through the end of such month) as soon as reasonably practicable but in any event within fifteen (15) days after the end of such month and for each fiscal year of Grantor within sixty (60) days after the end thereof including also a projection of such operations for the next fiscal year; and (ii) a balance sheet (including disclosure of all contingent liabilities), an income statement of Grantor and tax return within thirty (30) days after the one-year anniversary of the date of the most recent financial statement delivered to Holder in the case of an individual, otherwise in all other cases, for each fiscal year of Grantor as soon as reasonably practicable following the end of such fiscal year, but in any event within ninety (90) days after the end thereof.  Each financial statement submitted pursuant to this paragraph shall be prepared in accordance with generally accepted accounting principles, consistently applied, and be certified in writing as true and correct by Grantor (or if Grantor is not a natural person, by a representative of Grantor acceptable to Holder).  Year end financial statements shall be audited by a certified public accountant acceptable to the Holder.  Grantor will furnish to Holder at Grantor’s expense all evidence which Holder may from time to time reasonably request as to compliance with all provisions of the Loan Documents.  Any inspection or audit of the Property or the books and records of Grantor, or the procuring of documents and financial and other information, by or on behalf of Holder shall be for Holder’s protection only, and shall not constitute any assumption of responsibility to Grantor or anyone else with regard to the condition, construction, maintenance or operation of the Property nor Holder’s approval of any certification given to Holder nor relieve Grantor of any of Grantor’s obligations.  Holder may from time to time assign or grant participations in the Secured Indebtedness and Grantor consents to the delivery by Holder to any acquirer or prospective acquirer of any interest or participation in or with respect to all or part of the Secured Indebtedness such information as Holder now or hereafter has relating to the Property, Grantor, any party obligated for payment of any part of the Secured Indebtedness, any tenant or guarantor under any lease affecting any part of the Property and any agent or guarantor under any management agreement affecting any part of the Property.

(r)

Taxes on Note or Deed of Trust.  Grantor will promptly pay all income, franchise and other taxes owing by Grantor and any stamp, documentary, recordation and transfer taxes or other taxes (unless such payment by Grantor is prohibited by law) which may be required to be paid with respect to the Note, this Deed of Trust or any other instrument evidencing or securing any of the Secured Indebtedness.  In the event of the enactment after this date of any law of any governmental entity applicable to Holder, the Note, the Property or this Deed of Trust deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Holder the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or the Secured Indebtedness or Holder, then, and in any such event, Grantor, upon demand by Holder, shall pay such taxes, assessments, charges or liens, or reimburse Holder therefor; provided, however, that if in the opinion of counsel for Holder (i) it might be unlawful to require Grantor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Holder may elect, by notice in writing given to Grantor, to declare all of the Secured Indebtedness to be and become due and payable sixty (60) days from the giving of such notice.

(s)

Statement Concerning Note or Deed of Trust.  Grantor shall at any time and from time to time furnish within seven (7) days of request by Holder a written statement in such form as may be required by Holder stating that (i) the Note, this Deed of Trust and the other Loan Documents are valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms; (ii) the unpaid principal balance of the Note; (iii) the date to which interest on the Note is paid; (iv) the Note, this Deed of Trust and the other Loan Documents have not been released, subordinated or modified; and (v) there are no offsets or defenses against the enforcement of the Note, this Deed of Trust or any other Loan Document.  If any of the foregoing statements in clauses (i), (iv) and (v) are untrue, Grantor shall, alternatively, specify the reasons therefor.

Section 2.2.

Performance by Holder on Grantor’s Behalf.  Grantor agrees that, if Grantor fails to perform any act or to take any action which under any Loan Document Grantor is required to perform or take, or to pay any money which under any Loan Document Grantor is required to pay, and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the Secured Indebtedness has been accelerated, Holder, in Grantor’s name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Holder and any money so paid by Holder shall be a demand obligation owing by Grantor to Holder (which obligation Grantor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Holder, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment.  Holder and its designees shall have the right to enter upon the Property at any time and from time to time for any such purposes.  No such payment or performance by Holder shall waive or cure any default or waive any right, remedy or recourse of Holder.  Any such payment may be made by Holder in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof.  Each amount due and owing by Grantor to Holder pursuant to this Deed of Trust shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Note for interest on past due principal owed on the Note but never in excess of the maximum nonusurious amount permitted by applicable law, which interest shall be payable to Holder on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby.  The amount and nature of any expense by Holder hereunder and the time when paid shall be fully established by the certificate of Holder or any of Holder’s officers or agents.

Section 2.3.

Absence of Obligations of Holder with Respect to Property.  Notwithstanding anything in this Deed of Trust to the contrary, including, without limitation, the definition of “Property” and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable law, the Property is composed of Grantor’s rights, title and interests therein but not Grantor’s obligations, duties or liabilities pertaining thereto, (ii) Holder neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of “Property” herein, either prior to or after obtaining title to such Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Holder may, at any time prior to or after the acquisition of title to any portion of the Property as above described, advise any party in writing as to the extent of Holder’s interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Property or matters related thereto.  Without limiting the generality of the foregoing, it is understood and agreed that Holder shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Property, as lessee under any lease or purchaser or seller under any contract or option unless Holder elects otherwise by written notification.

ARTICLE 3

Assignment of Rents and Leases

Section 3.1.

Assignment.  Grantor hereby assigns to Holder all Rents (hereinafter defined) and all of Grantor’s rights in and under all Leases (hereinafter defined).  So long as no Default (hereinafter defined) has occurred, Grantor shall have a license (which license shall terminate automatically and without further notice upon the occurrence of a Default) to collect, but not prior to accrual, the Rents under the Leases and, where applicable, subleases, such Rents to be held in trust for Holder and to otherwise deal with all Leases as permitted by this Deed of Trust.  Each month, provided no Default has occurred, Grantor may retain such Rents as were collected that month and held in trust for Holder; provided, however, that all Rents collected by Grantor shall be applied solely to the ordinary and necessary expenses of owning and operating the Property or paid to Holder.  Upon the revocation of such license, all Rents shall be paid directly to Holder and not through Grantor, all without the necessity of any further action by Holder, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Property or any action for the appointment of a receiver.  Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Holder upon written demand by Holder, without further consent of Grantor, without any obligation of such tenants to determine whether a Default has in fact occurred and regardless of whether Holder has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Holder to the tenants.  Any such payments to Holder shall constitute payments to Grantor under the Leases, and Grantor hereby irrevocably authorizes Holder to do all things, after a Default, which Grantor might otherwise do with respect to the Property and the Leases thereon, including, without limitation, (i) collecting Rents with or without suit and applying the same, less expenses of collection, to any of the obligations secured hereunder or to expenses of operating and maintaining the Property (including reasonable reserves for anticipated expenses), at the option of the Holder, all in such manner as may be determined by Holder, or at the option of Holder, holding the same as security for the payment of the Secured Obligations, (ii) leasing, in the name of Grantor, the whole or any part of the Property which may become vacant, and (iii) employing agents therefor and paying such agents reasonable compensation for their services.  The curing of such Default, unless other Defaults also then exist, shall entitle Grantor to recover its aforesaid license to do any such things which Grantor might otherwise do with respect to the Property and the Leases thereon and to again collect such Rents.  The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of a Default and may be exercised independently of or concurrently with any of said remedies.  Nothing in the foregoing shall be construed to impose any obligation upon Holder to exercise any power or right granted in this paragraph or to assume any liability under any Lease of any part of the Property and no liability shall attach to Holder for failure or inability to collect any Rents under any such Lease.  The assignment contained in this Section shall become null and void upon the release of this Deed of Trust.  As used herein: (i) “Lease” means each existing or future lease, sublease (to the extent of Grantor’s rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) “Rents” means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to the proceeds from any negotiated lease termination or buyout of such Lease, liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Grantor’s rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

Section 3.2.

Covenants, Representations and Warranties Concerning Leases and Rents.  Grantor covenants, represents and warrants that: (a) Grantor has good title to, and is the owner of the entire landlord’s interest in, the Leases and Rents hereby assigned and authority to assign them; (b) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (c)  neither Grantor nor any tenant in the Property is in default under its Lease (and no event has occurred which with the passage of time or notice or both would result in a default under its Lease) or is the subject of any bankruptcy, insolvency or similar proceeding; (d) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases  have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (e) no Rents have been waived, released, discounted, set off or compromised; (f) except as stated in the Leases, Grantor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (g) Grantor shall perform all of its obligations under the Leases and enforce the tenants’ obligations under the Leases to the extent enforcement is prudent under the circumstances; (h) Grantor will not without the prior written consent of Holder, enter into any Lease after the date hereof, or waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant, reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease, or settle or compromise any claim against a tenant under a Lease in bankruptcy or otherwise; (i) Grantor will not, without the prior written consent of Holder, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one (1) year or more; (j) Grantor will not execute any Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder; (k) Grantor shall give prompt notice to Holder, as soon as Grantor first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, excluding, however, notices of default under residential Leases, and Grantor shall defend, at Grantor’s expense, any proceeding pertaining to any Lease, including, if Holder so requests, any such proceeding to which Holder is a party; (l) Grantor shall as often as requested by Holder, within ten (10) days of each request, deliver to Holder a complete rent roll of the Property in such detail as Holder may require and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Grantor, and deliver to such of the tenants and others obligated under the Leases specified by Holder written notice of the assignment in Section 3.1 hereof in form and content satisfactory to Holder; (m) promptly upon request by Holder, Grantor shall deliver to Holder executed originals of all Leases and copies of all records relating thereto; (n) there shall be no merger of the leasehold estates created by the Leases, with the fee estate of the Land without the prior written consent of Holder; and (o) Holder may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate.  No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Deed of Trust to any Lease.

Section 3.3.

Estoppel Certificates.  All Leases shall require the tenant to execute and deliver to Holder an estoppel certificate in form and substance acceptable to Holder within ten (10) days after notice from the Holder.

Section 3.4.

No Liability of Holder.  Holder’s acceptance of this assignment shall not be deemed to constitute Holder a “mortgagee in possession,” nor obligate Holder to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Grantor by any tenant and not as such delivered to and accepted by Holder.  Holder shall not be liable for any injury or damage to person or property in or about the Property, or for Holder’s failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive.  Neither the assignment of Leases and Rents nor enforcement of Holder’s rights regarding Leases and Rents (including collection of Rents) nor possession of the Property by Holder nor Holder’s consent to or approval of any Lease (nor all of the same), shall render Holder liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option.

If Holder seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose.  Holder neither has nor assumes any obligations as lessor or landlord with respect to any Lease.  The rights of Holder under this Article 3 shall be cumulative of all other rights of Holder under the Loan Documents or otherwise.

ARTICLE 4

Default

Section 4.1.

Events of Default.  The occurrence of any one of the following shall be a default under this Deed of Trust (“default” or “Default”):

(a)

Failure to Pay Indebtedness.  Any of the Secured Indebtedness is not paid when due, regardless of how such amount may have become due.

(b)

Failure to Perform Under the Construction Loan Agreement.  The occurrence of any Default by Grantor under the Construction Loan Agreement.

(c)

Nonperformance of Covenants.  Any covenant, agreement or condition herein or in any other Loan Document (other than covenants otherwise addressed in another paragraph of this Section, such as covenants to pay the Secured Indebtedness) is not fully and timely performed, observed or kept, and such failure is not cured within the applicable notice and cure period (if any) provided for herein or in such other Loan Document.

(d)

Default under other Loan Documents.  The occurrence of a Default under any other Loan Document.

(e)

Representations.  Any statement, representation or warranty in any of the Loan Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Holder in connection with the Secured Indebtedness is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made.

(f)

Bankruptcy or Insolvency.  The owner of the Property or any person liable, directly or indirectly, for any of the Secured Indebtedness (or any general partner or joint venturer of such owner or other person):

(i)

(A) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (B) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; or (C) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, Title 11 of the United States Code as now or hereafter in effect or any other federal, state or local law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or similar laws affecting the rights of creditors (Title 11 of the United States Code and such other laws being herein called “Debtor Relief Laws”), or takes any action in furtherance thereof; or (D) seeks the appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property; or

(ii)

Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property, and (A) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (B) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (C) in a proceeding under Debtor Relief Laws, the case is converted from one chapter to another, or (D) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days next following the date of its filing; or

(iii)

Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in subparagraph (iv) below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof; or

(iv)

Fails to have discharged within a period of ten (10) days any attachment, sequestration, or similar writ levied upon any of its property; or

(v)

Fails to pay immediately any final money judgment against it.

(g)

Transfer of the Property.  Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Grantor, having a value equal to or greater than the replaced items when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Deed of Trust or of any other Loan Document.  Holder may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following (if any) which Holder may require: the grantee’s integrity, reputation, character, creditworthiness and management ability being satisfactory to Holder in its sole judgment and grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Holder may require, a principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, a modification of the term of the Note, and any other modification of the Loan Documents which Holder may require.  NOTICE - THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

(h)

Transfer of Assets.  Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the other assets of Grantor, excluding the Property, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers in the ordinary course of Grantor’s business; and (ii) sales or transfers for which Grantor receives consideration substantially equivalent to the fair market value of the transferred asset.

(i)

Transfer of Ownership of Grantor.  The sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Grantor (if Grantor is not a natural person but is a corporation, partnership, limited liability company, trust or other legal entity), without the prior written consent of Holder (including, without limitation, if Grantor is a partnership or joint venture, the withdrawal from or admission into it of any general partner or joint venturer).

(j)

Grant of Easement, Etc.  Without the prior written consent of Holder, Grantor grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Property.

(k)

Abandonment.  The owner of the Property abandons any of the Property.

(l)

Default Under Other Lien.  A default or event of default occurs under any lien, security interest or assignment covering the Property or any part thereof (whether or not Holder has consented, and without hereby implying Holder’s consent, to any such lien, security interest or assignment not created hereunder), or the holder of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

(m)

Destruction.  The Property is so demolished, destroyed or damaged that, in the reasonable opinion of Holder, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time and in any event, prior to the final maturity date of the Note.

(n)

Condemnation.  (i) Any governmental authority shall require, or commence any proceeding for, the demolition of any building or structure comprising a part of the Premises, or (ii) there is commenced any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or a contract for sale or a conveyance in lieu of such a taking is executed which provides for the transfer of, a material portion of the Premises, including but not limited to the taking (or transfer in lieu thereof) of any portion which would result in the blockage or substantial impairment of access or utility service to the Improvements or which would cause the Premises to fail to comply with any Legal Requirement.

(o)

Liquidation, Etc.  The liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing in the State of Wyoming and/or the state of incorporation or organization, if different (or in the case of an individual, the death or legal incapacity) of the Grantor, any owner of the Property or any person obligated to pay any part of the Secured Indebtedness.

(p)

Material, Adverse Change.  In Holder’s reasonable opinion, the prospect of payment of all or any part of the Secured Indebtedness has been impaired because of a material, adverse change in the financial condition, results of operations, business or properties of the Grantor, any owner of the Property or any person liable, directly or indirectly, for any of the Secured Indebtedness, or of any general partner or joint venturer thereof (if such owner or other person is a partnership or joint venture).

(q)

Enforceability; Priority.  Any Loan Document shall for any reason without Holder’s specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Holder; or the liens, mortgages or security interests of Holder in any of the Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Grantor or any person obligated to pay any part of the Secured Indebtedness.

(r)

Other Indebtedness.  A default or event of default occurs under any document executed and delivered in connection with any other indebtedness (to Lender or any other person or entity) of Grantor, the owner of the Property, any person obligated to pay any part of the Secured Indebtedness, or any person or entity which guarantees such other indebtedness.

Section 4.2.

Notice and Cure.  If any provision of this Deed of Trust or any other Loan Document provides for Holder to give to Grantor any notice regarding a default or incipient default, then if Holder shall fail to give such notice to Grantor as provided, the sole and exclusive remedy of Grantor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Note and the Secured Indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Grantor shall have no right to damages or any other type of relief not herein specifically set out against Holder, all of which damages or other relief are hereby waived by Grantor.  Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

ARTICLE 5

Remedies

Section 5.1.

Certain Remedies.  If a Default shall occur, Holder may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

(a)

Acceleration.  Holder may at any time and from time to time declare any or all of the Secured Indebtedness immediately due and payable and such Secured Indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor.  Without limitation of the foregoing, upon the occurrence of a default described in clauses (A), (C) or (D) of subparagraph (i) of paragraph (e) of Section 4.1, hereof, all of the Secured Indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Grantor.

(b)

Enforcement of Assignment of Rents.  In addition to the rights of Holder under Article 3 hereof, prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Holder may: (1) collect and/or sue for the Rents in Holder’s own name, give receipts and releases therefor, and after deducting all expenses of collection, including attorneys’ fees and expenses, apply the net proceeds thereof to the Secured Indebtedness in such manner and order as Holder may elect and/or to the operation and management of the Property, including the payment of management, brokerage and attorney’s fees and expenses; and  (2) require Grantor to transfer all security deposits and records thereof to Holder together with original counterparts of the Leases.

(c)

Foreclosure.  Upon the occurrence of a default, then, upon the giving of notice of such default and of the time and place of sale in the manner provided by law, the Property may be sold by Grantee or its trustee in the manner provided by law under the power of sale conferred hereby.  In lieu thereof, and at the Holder’s election, this Deed of Trust may be foreclosed in the same manner provided by law for the foreclosure of mortgages on real property.  Any sale made by Grantee or its trustee hereunder may, subject to applicable law, be as an entirety or in such parcels as Holder may request.  Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law.  The sale by Grantee or its trustee of less than the whole of the Property shall not exhaust the power of sale herein granted, and Grantee or its trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold; and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the Secured Indebtedness and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Property but Holder shall have the right, at its sole election, to request Grantee or its trustee to sell less than the whole of the Property.  Grantee or its trustee may, after any request or direction by Holder, sell not only the real property but also any of the Collateral and any other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property.  It shall not be necessary for Grantee or its trustee to have taken possession of any part of the Property or to have present or to exhibit at any sale any of the Collateral.  The Grantee or its trustee shall execute and deliver to the purchaser its Trustee’s Deed conveying the Property so sold but without any covenant or warranty, express or implied, and shall receive the proceeds of said sale or sales and apply the same as herein provided.  The power of sale granted herein shall not be exhausted by any sale held hereunder by Grantee or its trustee or its substitute or successor, and such power of sale may be exercised from time to time and as many times as Holder may deem necessary until all of the Property has been duly sold and all Secured Indebtedness has been fully paid.  In the event any sale hereunder is not completed or is defective in the opinion of Holder, such sale shall not exhaust the power of sale hereunder and Holder shall have the right to cause a subsequent sale or sales to be made hereunder.  If Grantee or its trustee or its successor or substitute shall have given notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute trustee conducting the sale.

(d)

Uniform Commercial Code.  Without limitation of Holder’s rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Holder may exercise its rights of enforcement with respect to the Collateral or any part thereof under the Wyoming Uniform Commercial Code (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies:  (1) Holder may enter upon Grantor’s premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable; (2) Holder may require Grantor to assemble the Collateral and make it available at a place Holder designates which is mutually convenient to allow Holder to take possession or dispose of the Collateral; (3) written notice mailed to Grantor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Property under power of sale as provided in paragraph (c) above in this Section 5.1; (5) in the event of a foreclosure sale, whether made by Grantee or its trustee under the terms hereof, or under judgment of a court, the Collateral and the other Property may, at the option of Holder, be sold as a whole; (6) it shall not be necessary that Holder take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) with respect to application of proceeds from disposition of the Collateral under Section 5.2 hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys’ fees and legal expenses incurred by Holder; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Holder having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Holder, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (9) Holder may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Holder, including the sending of notices and the conduct of the sale, but in the name and on behalf of Holder.

(e)

Lawsuits.  Holder may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction.

(f)

Entry on Property.  Holder is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property.  Holder shall not be deemed to have taken possession of the Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose.  All costs, expenses and liabilities of every character incurred by Holder in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay) to Holder pursuant to this Deed of Trust.  If necessary to obtain the possession provided for above, Holder may invoke any and all legal remedies to dispossess Grantor.  In connection with any action taken by Holder pursuant to this Section, Holder shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property or any part thereof, or from any act or omission of Holder in managing the Property unless such loss is caused by the willful misconduct and bad faith of Holder, nor shall Holder be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any lease or other agreement relating to the Property or arising under any Permitted Encumbrance or otherwise arising.  Grantor hereby assents to, ratifies and confirms any and all actions of Holder with respect to the Property taken under this Section.

(g)

Receiver.  Holder shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to the appointment of such receiver or receivers, waives notice of such appointment, of any request therefor or hearing in connection therewith, and any and all defenses to such appointment, agrees not to oppose any application therefor by Holder, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Holder to application of Rents as provided in this Deed of Trust.  Nothing herein is to be construed to deprive Holder of any other right, remedy or privilege it may have under the law to have a receiver appointed.  Any money advanced by Holder in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Holder pursuant to this Deed of Trust.

(h)

Termination of Commitment to Lend.  Holder may terminate any commitment or obligation to lend or disburse funds under any Loan Document or enter into any other credit arrangement to or for the benefit of Grantor.

(i)

Other Rights and Remedies.  Holder may exercise any and all other rights and remedies which Holder may have under the Loan Documents, or at law or in equity or otherwise.

Section 5.2.

Proceeds of Foreclosure.  The proceeds of any sale held by Grantee or its trustee or Holder or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied in accordance with the requirements of applicable laws and to the extent consistent therewith, FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all attorneys’ fees and legal expenses, advertising costs, auctioneer’s fees, costs of title rundowns and lien searches, inspection fees, appraisal costs, fees for professional services, environmental assessment and remediation fees, all court costs and charges of every character, and a reasonable fee (not exceeding five percent (5%) of the gross proceeds of such sale or any lesser maximum amount set by applicable law) to Grantee or its trustee acting under the provisions of paragraph (c) of Section 5.1 hereof if foreclosed by power of sale as provided in said paragraph, and to the payment of the other Secured Indebtedness, including specifically without limitation the principal, accrued interest and attorneys’ fees due and unpaid on the Note and the amounts due and unpaid and owed to Holder under this Deed of Trust, the order and manner of application to the items in this clause FIRST to be in Holder’s sole discretion; and SECOND, the remainder, if any there shall be, shall be paid to Grantor, or to Grantor’s heirs, devisees, representatives, successors or assigns, or such other persons (including the holder or beneficiary of any inferior lien) as may be entitled thereto by law; provided, however, that if Holder is uncertain which person or persons are so entitled, Holder may deposit or interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys’ fees, court costs and expenses incurred in such action shall be a part of the Secured Indebtedness and shall be reimbursable (without limitation) from such remainder.

Section 5.3.

Holder as Purchaser.  Holder shall have the right to become the purchaser at any sale held by Grantee or its trustee or substitute or successor or by any receiver or public officer or at any public sale, and Holder shall have the right to credit upon the amount of Holder’s successful bid, to the extent necessary to satisfy such bid, all or any part of the Secured Indebtedness in such manner and order as Holder may elect.

Section 5.4.

Foreclosure as to Matured Debt.  Upon the occurrence of a default, Holder shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire Secured Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made.  The proceeds of such sale shall be applied as provided in Section 5.2 hereof except that the amount paid under clause FIRST thereof shall be only the matured portion of the Secured Indebtedness and any proceeds of such sale in excess of those provided for in clause FIRST (modified as provided above) shall be applied to the prepayment (without penalty) of any other Secured Indebtedness in such manner and order and to such extent as Holder deems advisable, and the remainder, if any, shall be applied as provided in clause SECOND of Section 5.2 hereof.  Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

Section 5.5.

Remedies Cumulative.  All rights and remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Grantee or its trustee and Holder shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

Section 5.6.

Discretion as to Security.  Holder may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to Holder in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust.

Section 5.7.

Grantor’s Waiver of Certain Rights.  To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, homestead, moratorium, reinstatement, marshaling or forbearance, and Grantor, for Grantor, Grantor’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Indebtedness, notice of election to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created.  Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Holder under the terms of this Deed of Trust to a sale of the Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the right of Holder under the terms of this Deed of Trust to the payment of the Secured Indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatsoever.  Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to any provision of Wyoming law pertaining to the rights and remedies of sureties.  If any law referred to in this Section and now in force, of which Grantor or Grantor’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

Section 5.8.

Delivery of Possession After Foreclosure.  In the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor’s heirs, devisees, representatives, or successors as owners of the Property are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of purchaser, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will.  After such foreclosure, any Leases to tenants or subtenants that are subject to this Deed of Trust (either by their date, their express terms, or by agreement of the tenant or subtenant) shall, at the sole option of Holder or any purchaser at such sale, either (i) continue in full force and effect, and the tenant(s) or subtenant(s) thereunder will, upon request, attorn to and acknowledge in writing to the purchaser or purchasers at such sale or sales as landlord thereunder, or (ii) upon notice to such effect from Holder, the Grantee or its trustee or any purchaser or purchasers, terminate within thirty (30) days from the date of sale.  In the event the tenant fails to surrender possession of the Property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Property (such as an action for forcible detainer) in any court having jurisdiction.

ARTICLE 6

Miscellaneous

Section 6.1.

Scope of Deed of Trust.  This Deed of Trust is a deed of trust, a security agreement, an assignment of rents and leases, a financing statement and a collateral assignment, and also covers proceeds and fixtures.

Section 6.2.

Effective as a Financing Statement.  This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including said fixtures) is situated.  This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (3) of Section 9-103 of the Wyoming Uniform Commercial Code, as amended, and similar provisions (if any) of the Uniform Commercial Code as enacted in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated.  This Deed of Trust shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office.  The mailing addresses of Grantor and the Holder are set forth at the beginning of this Deed of Trust.  A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this Section.

Section 6.3.

Notice to Account Debtors.  In addition to the rights granted elsewhere in this Deed of Trust, Holder may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Holder directly.

Section 6.4.

Waiver by Holder.  Holder may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor’s doing any act which hereunder Grantor is prohibited from doing, or to Grantor’s failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Deed of Trust, without the joinder of trustee; or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party.  No such act shall in any way affect the rights or powers of Holder or trustee hereunder except to the extent specifically agreed to by Holder in such writing.

Section 6.5.

No Impairment of Security.  The lien, security interest and other security rights of Holder hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Holder including, but not limited to, any renewal, extension or modification which Holder may grant with respect to any Secured Indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Holder may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness.  The taking of additional security by Holder shall not release or impair the lien, security interest or other security rights of Holder hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Property (without implying hereby Holder’s consent to any junior lien).

Section 6.6.

Acts Not Constituting Waiver by Holder.  Holder may waive any default without waiving any other prior or subsequent default.  Holder may remedy any default without waiving the default remedied.  Neither failure by Holder to exercise, nor delay by Holder in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date.  No single or partial exercise by Holder of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time.  No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Holder and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified.  No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances.  Remittances in payment of any part of the Secured Indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Holder in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by Holder of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder notwithstanding any notation on or accompanying such partial payment to the contrary.

Section 6.7.

Grantor’s Successors.  If the ownership of the Property or any part thereof becomes vested in a person other than Grantor, Holder may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the Secured Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor’s liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby.  No transfer of the Property, no forbearance on the part of Holder, and no extension of the time for the payment of the Secured Indebtedness given by Holder shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby.  Each Grantor agrees that it shall be bound by any modification of this Deed of Trust or any of the other Loan Documents made by Holder and any subsequent owner of the Property, with or without notice to such Grantor, and no such modifications shall impair the obligations of such Grantor under this Deed of Trust or any other Loan Document.  Nothing in this Section or elsewhere in this Deed of Trust shall be construed to imply Holder’s consent to any transfer of the Property.

Section 6.8.

Place of Payment; Forum; Waiver of Jury Trial.  All Secured Indebtedness which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Holder indicated at the end of this Deed of Trust).  Grantor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any Wyoming or Utah state court, or any United States federal court, sitting in the county in which the Secured Indebtedness is payable, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Property is located, over any suit, action or proceeding arising out of or relating to this Deed of Trust or the Secured Indebtedness.  Grantor hereby irrevocably waives, to the fullest extent permitted by law, any objection that Grantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum.  Grantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Wyoming or Utah state court, or any United States federal court, sitting in the state in which the Secured Indebtedness is payable may be made by certified or registered mail, return receipt requested, directed to Grantor at its address stated at the end of this Deed of Trust, or at a subsequent address of Grantor of which Holder received actual notice from Grantor in accordance with this Deed of Trust, and service so made shall be complete five (5) days after the same shall have been so mailed.  Nothing herein shall affect the right of Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against Grantor in any other court or jurisdiction.  TO THE FULLEST EXTENT PERMITTED BY LAW, GRANTOR WAIVES THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT.

Section 6.9.

Subrogation to Existing Liens; Vendor’s Lien.  To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Holder at Grantor’s request, and Holder shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the Secured Indebtedness, but the terms and provisions of this Deed of Trust shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Holder is subrogated hereunder.  It is expressly understood that, in consideration of the payment of such indebtedness by Holder, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness.  If all or any portion of the proceeds of the loan evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor’s lien is waived; and Holder shall have, and is hereby granted, a vendor’s lien on the Property as cumulative additional security for the secured indebtedness.  Holder may foreclose under this Deed of Trust or under the vendor’s lien without waiving the other or may foreclose under both.

Section 6.10.

Application of Payments to Certain Indebtedness.  If any part of the Secured Indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Deed of Trust.

Section 6.11.

Nature of Loan; Compliance with Usury Laws.  The loan evidenced by the Note is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise.  It is the intent of Grantor and Holder and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect.  All agreements between Holder and Grantor (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising.  In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Deed of Trust, the Note or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount").  If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document.  If Holder shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Secured Indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Grantor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal.  The right to accelerate maturity of the Note or any other Secured Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to charge or receive any unearned interest in the event of acceleration.  All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount.  As used in this Section, the term "applicable law" shall mean the laws of the State of Wyoming or the federal laws of the United States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Section 6.12.

Substitute Trustee.  A trustee may resign or be removed by the Holder at any time with or without cause in the manner provided by law in writing executed by Holder.  Holder may at any time appoint a successor trustee in the manner provided by law.  If Holder is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association.  Upon the making of any such appointment and designation, all of the estate and title of trustee in the Property shall vest in the named successor trustee and which shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon trustee.  All references herein to “Trustee” shall be deemed to refer to Trustee (including any successor(s) or substitute(s) appointed and designated as herein provided) from time to time acting hereunder.

Section 6.13.

No Liability of Trustee.  Any trustee shall not be liable for any error of judgment or act done by any trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including trustee’s negligence), except for trustee’s gross negligence or willful misconduct.  Any trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.  All moneys received by trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and any trustee shall be under no liability for interest on any moneys received by him hereunder.  Grantor hereby ratifies and confirms any and all acts which the herein named any trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof.  Grantor will reimburse any trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties.  The foregoing indemnity shall not terminate upon discharge of the Secured Indebtedness or foreclosure, or release or other termination, of this Deed of Trust.

Section 6.14.

Releases.

(a)

Release of Deed of Trust.  If all of the Secured Indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Deed of Trust are kept and performed, and all obligations, if any, of Holder for further advances have been terminated, then, and in that event only, all rights under this Deed of Trust shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Holder in due form at Grantor’s cost.  Without limitation, all provisions herein for indemnity of Holder or Grantee shall survive discharge of the Secured Indebtedness and any foreclosure, release or termination of this Deed of Trust.

(b)

Effect of Partial Release.  Holder may, regardless of consideration, cause the release of any part of the Property from the lien of this Deed of Trust without in any manner affecting or impairing the lien or priority of this Deed of Trust as to the remainder of the Property.

(c)

Release Fee.  If permitted by applicable law Grantor shall pay to Holder, at the time of each partial or complete release of the lien of this Deed of Trust, a release fee in the amount of Twenty-Five and No/100 Dollars ($25.00) if the release instrument is delivered to Holder for execution or Fifty and No/100 Dollars ($50.00), if Holder is required to prepare the release instrument.  In addition, Grantor shall pay to Holder a fee in the amount of Twenty-Five and No/100 Dollars ($25.00) for each other document or instrument which Grantor requires the Grantee to execute.

Section 6.15.

Notices.  Except as is otherwise required by law, all notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Deed of Trust (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile.  Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt.  Notwithstanding the foregoing, no notice of change of address shall (except as is otherwise provided by law) be effective except upon receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

Section 6.16.

Invalidity of Certain Provisions.  A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

Section 6.17.

Gender; Titles; Construction.  Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.  Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.  The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Deed of Trust and not to any particular Article, Section, paragraph or provision.  The term “person” and words importing persons as used in this Deed of Trust shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

Section 6.18.

Holder’s Consent.  Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Holder is required or requested, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Holder, and Holder shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Holder’s judgment, and (b) no approval or consent of Holder shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Holder.

Section 6.19.

Grantor.  Unless the context clearly indicates otherwise, as used in this Deed of Trust, “Grantor” means the grantors first named above or any of them.  The obligations of Grantor hereunder shall be joint and several.  If any Grantor, or any signatory who signs on behalf of any Grantor, is a corporation, partnership or other legal entity, Grantor and any such signatory, and the person or persons signing for it, represent and warrant to Holder that this instrument is executed, acknowledged and delivered by Grantor’s duly authorized representatives.  If Grantor is an individual, no power of attorney granted by Grantor herein shall terminate on Grantor's disability.

Section 6.20.

Execution; Recording.  This Deed of Trust has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument.  The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Deed of Trust, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Deed of Trust shall be deemed to be the date reflected on the first page hereof.  Grantor will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Grantee or Holder shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

Section 6.21.

Successors and Assigns.  The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor, and shall inure to the benefit of Grantee and Holder and shall constitute covenants running with the Land.  All references in this Deed of Trust to Grantor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Grantor.

Section 6.22.

Modification or Termination.  The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted.  Any alleged modification or termination which is not so documented shall not be effective as to any party.

Section 6.23.

No Partnership, Etc..  The relationship between Holder and Grantor is solely that of lender and borrower.  Holder has no fiduciary or other special relationship with Grantor.  Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Grantor and Holder or in any way make Holder a co-principal with Grantor with reference to the Property. All agreed contractual duties between or among Holder, Grantor and Grantee or its trustee are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed.  Any inferences to the contrary of any of the foregoing are hereby expressly negated.

Section 6.24.

Applicable Law.  THIS DEED OF TRUST, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND PURSUANT TO THE LAWS OF THE STATE OF WYOMING (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

Section 6.25.

Entire Agreement.  The Loan Documents constitute the entire understanding and agreement between Grantor and Holder with respect to the transactions arising in connection with the Secured Indebtedness and supersede all prior written or oral understandings and agreements between Grantor and Holder with respect to the matters addressed in the Loan Documents.  Grantor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Holder to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

IN WITNESS WHEREOF, Grantor has executed this instrument as of the date first written on page 1 hereof.

The federal tax identification number of Grantor is:	GRANTOR: NORTHCUT REFINING, LLC, a Wyoming limited liability company By: Name: Title:

STATE OF UTAH

)

:  ss.

COUNTY OF SALT LAKE

)

The foregoing instrument was acknowledged before me this _____ day of September, 2007, by  ____________________, the ____________ of NorthCut Refining, LLC, a Wyoming limited liability company, who acknowledged to me that the Grantor signed the foregoing instrument.

NOTARY PUBLIC

EXHIBIT A

LAND

All that parcel or parcels of real property located in Converse County, State of Wyoming, and more particularly described as follows:

A tract of land located in the South half of the Northeast quarter and the North half of the Southeast quarter of Section 9, Township 35 North, Range 70 West of the 6th Principal Meridian, Converse County, Wyoming, described as follows:

Commencing at a found 5/8 inch steel rebar on the Easterly boundary of Wyoming Highway No. 59 from which the Northeast corner of said Section 9 lies North 45 degrees 32 minutes 43 seconds East, a distance of 2065.09 feet; thence South 06 degrees 09 minutes 42 seconds East along the said Easterly boundary of Wyoming Highway No. 59, a distance of 881.68 feet (formerly described as South 05 degrees 51 minutes East, a distance of 882.00 feet) to a found 1/2 inch steel rebar; thence South 05 degrees 53 minutes 05 seconds East (formerly described as South 05 degrees 051 minutes East) along the said Easterly boundary of Wyoming Highway No. 59 a distance of 77.03 feet to a 5/8 inch steel rebar with survey cap and the TRUE POINT OF BEGINNING; thence North 83 degrees 48 minutes 41 seconds East, a distance of 419.81 feet to a 5/8 inch steel rebar with survey cap; thence North 06 degrees 11 minutes 12 seconds West, a distance of 17.05 feet to a 5/8 inch steel rebar with survey cap; thence North 78 degrees 44 minutes 41 seconds East, a distance of 373.09 feet to a 5/8 inch steel rebar with survey cap; thence South 06 degrees 11 minutes 19 seconds East a distance of 291.40 feet to a 5/8 inch steel rebar with survey cap; thence North 83 degrees 48 minutes 41 seconds East, a distance of 140.80 feet to a 5/8 inch steel rebar with survey cap; thence South 05 degrees 52 minutes 53 seconds East, a distance of 615,10 feet (formerly described as South 05 degrees 51 minutes East) to a found 1/2 inch steel rebar; thence South 83 degrees 50 minutes 20 seconds West, a distance of 933.47 feet (formerly described as South 84 degrees 09 minutes West, a distance of 933.40 feet) to a found 1/2 inch steel rebar with survey cap on the said Easterly boundary of Wyoming Highway No. 59; thence North 05 degrees 53 minutes 05 seconds West (formerly described as North 05 degrees 51 minutes West) along the said Easterly boundary of Wyoming Highway No. 59, a distance of 856.06 feet to the POINT OF BEGINNING.